Exhibit 10.1


           Amendment No. 1 to Settlement Agreement and Mutual Release
           ----------------------------------------------------------


         This Amendment No. 1 (this "Amendment"), dated as of August 5, 2002, to Settlement Agreement and Mutual Release (the "Settlement Agreement"), made and entered into the 1st day of July 2002, between plaintiff HX Investors, L.P., and the additional plaintiffs who are listed on Exhibit A thereto, the defendants Shelbourne Properties I, Inc. ("Shelbourne I"), Shelbourne Properties II, Inc. ("Shelbourne II") and Shelbourne Properties III, Inc. ("Shelbourne III"), Presidio Capital Investment Company, LLC and Shelbourne Management, LLC.

         WHEREAS, HX Investors, Exeter and Shelbourne I have entered into a Stock Purchase Agreement, dated as of July 1, 2002 (the "Shelbourne I Purchase Agreement"), and contemporaneously with the execution of this Amendment are entering into Amendment No. 1 to the Shelbourne I Purchase Agreement (the "Shelbourne I Amendment");

         WHEREAS, HX Investors, Exeter and Shelbourne II have entered into a Stock Purchase Agreement, dated as of July 1, 2002 (the "Shelbourne II Purchase Agreement"), and contemporaneously with the execution of this Amendment are entering into Amendment No. 1 to the Shelbourne II Purchase Agreement (the "Shelbourne II Amendment");

         WHEREAS, HX Investors, Exeter and Shelbourne III have entered into a Stock Purchase Agreement, dated as of July 1, 2002 (the "Shelbourne III Purchase Agreement"), and contemporaneously with the execution of this Amendment are entering into Amendment No. 1 to the Shelbourne III Purchase Agreement (the "Shelbourne III Amendment");

         NOW, THEREFORE, the parties, intending to be legally bound, hereby agree as follows:

         1. Each party hereto hereby acknowledges and accepts the amendments made to the Shelbourne I Purchase Agreement, the Shelbourne II Purchase Agreement and the Shelbourne III Purchase Agreement pursuant to the Shelbourne I Amendment, the Shelbourne II Amendment and the Shelbourne III Amendment, respectively, and agrees that any references in the Settlement Agreement to a "Stock Purchase Agreement" or a "Plan of Liquidation" shall mean and be a reference to the Stock Purchase Agreements or Plans of Liquidation as amended by the Shelbourne I Amendment, the Shelbourne II Amendment or the Shelbourne III Amendment, as the case may be.

         2. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware.

         3. The signatories hereto represent that they are authorized to execute this agreement and bind the respective parties to the terms herein.

         4. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  [Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.


                                   HX INVESTORS, L.P., and all parties
                                   identified in Exhibit A hereto

                                   By:    Exeter Capital Corporation
                                          General Partner

                                   By:      /s/  Michael L. Ashner
                                          --------------------------------------
                                          Name:  Michael L. Ashner
                                          Title:  President


                                   SHELBOURNE PROPERTIES I, INC.


                                   By:      /s/ Richard J. McCready
                                          -------------------------------------
                                          Name:  Richard J. McCready
                                          Title:  Secretary


                                   SHELBOURNE PROPERTIES II, INC.


                                   By:      /s/ Richard J. McCready
                                          -------------------------------------
                                          Name:  Richard J. McCready
                                          Title:  Secretary


                                   SHELBOURNE PROPERTIES III, INC.


                                   By:      /s/ Richard J. McCready
                                          -------------------------------------
                                          Name:  Richard J. McCready
                                          Title:  Secretary

                                   PRESIDIO CAPITAL INVESTMENT COMPANY, LLC

                                   By:      /s/ Richard J. McCready
                                          -------------------------------------
                                          Name:  Richard J. McCready
                                          Title:  Vice President

                                   SHELBOURNE MANAGEMENT, LLC


                                   By:      /s/ Richard J. McCready
                                          -------------------------------------
                                          Name:  Richard J. McCready
                                          Title:  Vice President